Exhibit 10.4

FIRST AMENDMENT
TO
AMENDED AND RESTATED ESCROW AGREEMENT

This First Amendment to the Amended and Restated Escrow Agreement (the “Amendment”) is made and entered into as of the 3rd day of February, 2012, by and among Clarion Partners Property Trust Inc. (the “Company”), ING Investments Distributor, LLC (the “Dealer Manager”) and BNY Mellon Investment Servicing (US) Inc., as escrow agent (the “Escrow Agent” and collectively, the “Parties”).

WHEREAS, the Company proposes to offer for sale (the “Offering”), on a continuing basis, up to $2,250,000,000 in shares of the Company’s common stock, par value $0.01 per share, some of which are designated as Class A and some of which are designated as Class W (collectively the “Shares”), pursuant to the terms of the prospectus contained in the Company’s Registration Statement on Form S-11, filed with the Securities and Exchange Commission and dated February 8, 2010, as it has been and may be amended from time to time;

WHEREAS, the Parties entered into that certain Amended and Restated Escrow Agreement dated May 12, 2011 (the “Escrow Agreement”), which provides for the deposit of the proceeds from the anticipated sale of Shares in the Offering with the Escrow Agent until such time as the Company accepts and the Escrow Agent releases to the Company subscriptions aggregating at least $10,000,000 in proceeds from the Offering and other related matters in accordance with the terms of the Escrow Agreement; and

WHEREAS, the Parties desire to amend the provisions of the Escrow Agreement, on the terms and subject to the conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to all of the foregoing statements and as follows:

1.                                      The Escrow Agreement is hereby amended such that Sub-clause (ii) in the third WHEREAS clause in the Recitals is deleted and replaced in its entirety with the following:

(ii) the Company’s acceptance of purchase orders aggregating at least the Minimum Offering Amount (as defined below) before November 12, 2012 (hereinafter, the “Minimum Offering Termination Date”, “Initial Minimum Offering Termination Date” and  “Maximum Extension Date”);

2                                         Except as set forth in this Amendment, the provisions of the Escrow Agreement shall remain unmodified and in full force and effect.

3.                                      Governing Law.  The governing law of the Escrow Agreement shall be the governing law of this Amendment.

4.                                      Entire Agreement. This Amendment constitutes the final, complete, exclusive and fully integrated record of the agreement of the parties with respect to the subject matter herein and the amendment of the Escrow Agreement with respect to such subject matter, and supersedes all prior and contemporaneous proposals, agreements, contracts, representations and understandings, whether written, oral or electronic, between the parties with respect to the same subject matter. Upon execution of this Amendment, the Escrow Agreement shall be modified and amended in accordance herewith.

5.                                      Facsimile Signatures; Counterparts. This Amendment may be executed in one more counterparts; such execution of counterparts may occur by manual signature, facsimile signature, manual signature transmitted by means of facsimile transmission or manual signature contained in an imaged document attached to an email transmission; and each such counterpart executed in accordance with the foregoing shall be deemed an original, with all such counterparts together constituting one and the same instrument. The exchange of executed copies of this Amendment or of executed signature pages to this Amendment by facsimile transmission or as an imaged document attached to an email transmission shall constitute effective execution and delivery hereof and may be used for all purposes in lieu of a manually executed copy of this Amendment.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by its duly authorized officers.

CLARION PARTNERS PROPERTY TRUST INC.

By:	/s/ L. MICHAEL O’CONNOR
Name:	L. Michael O’Connor
Title:	Senior Vice President

ING INVESTMENTS DISTRIBUTOR, LLC

By:	/s/ ROBERT P. TERRIS
Name:	Robert P. Terris
Title:	Senior Vice President

BNY MELLON INVESTMENT SERVICING (US) INC.

By:	/s/ PETER L. TENGGREN
Name:	Peter L. Tenggren
Title:	Managing Director